UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

(Amendment No. )

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

FiscalNote Holdings, Inc.

(Name of Registrant As Specified In Its Charter)

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☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

FiscalNote Holdings, Inc.

1201 Pennsylvania Avenue, N.W., 6th Floor

Washington, D.C. 20004

(202) 793-5300

NOTICE OF ACTION BY WRITTEN CONSENT OF CERTAIN STOCKHOLDERS

FIRST MAILED TO STOCKHOLDERS ON OR ABOUT SEPTEMBER 19, 2025

Dear Stockholder:

This Notice and accompanying Information Statement are being furnished to stockholders of FiscalNote Holdings, Inc., a Delaware corporation (the “Company”), of record on August 25, 2025 (the “Record Date”) to advise such stockholders that on September 4, 2025, certain stockholders of the Company (the “Consenting Stockholders”) collectively holding approximately 25.0% of the Company’s outstanding Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), and 100% of the Company’s Class B common stock, $0.0001 par value per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), or approximately 66.9% of the voting power of our outstanding Common Stock as of the Record Date, approved by written consent in lieu of a special meeting, in accordance with Section 228 of the Delaware General Corporation Law (“DGCL”) and Article XI of the Company’s Certificate of Incorporation, as amended (the “Charter”):

1.

The issuance of more than 19.99% of our outstanding Common Stock (“Action No. 1”), as required by and in accordance with Section 312.03(c) of the New York Stock Exchange’s (“NYSE”) Continued Listing Manual (the “NYSE 19.99% Rule”), if and to the extent required, pursuant to that certain 7.50% Senior Subordinated Convertible Promissory Note Due November 13, 2029 issued by the Company on August 12, 2025 to GPO FN Noteholder, LLC (“GPO”) in the aggregate principal amount of approximately $25.4 million (the “GPO Note”); and

2.

The issuance of more than 19.99% of our outstanding Common Stock, as required by and in accordance with the NYSE 19.99% Rule (“Action No. 2” and together with Action No. 1, the “Actions”), if and to the extent required, pursuant to those certain convertible debentures issued by the Company to YA II PN, Ltd. (the “YA II”) in the aggregate principal amount of $33.3 million (the “Convertible Debentures”).

The accompanying Information Statement is first being mailed on or about September 19, 2025 to our stockholders of record as of the close of business on August 25, 2025. If you were a stockholder of record on such date, you will receive one or more copies of the accompanying Information Statement. Under the federal securities laws, although the Consenting Stockholders have already approved the Actions, the Actions will not be effective until at least 20 calendar days after the accompanying Information Statement is sent or mailed to the stockholders of record of the Company as of the Record Date.

You are urged to read the accompanying Information Statement in its entirety for a description of the Actions taken by the Consenting Stockholders.

WE ARE NOT ASKING YOU FOR A PROXY,

YOU ARE REQUESTED NOT TO SEND US A PROXY AND ACCORDINGLY NO PROXY CARD HAS

BEEN ENCLOSED WITH THIS INFORMATION STATEMENT.

EXISTING STOCKHOLDERS WILL RETAIN THEIR EXISTING COMMON STOCK.

/s/ Todd Aman
Todd Aman
Chief Legal & Administrative Officer

September 19, 2025

FISCALNOTE HOLDINGS, INC.

1201 Pennsylvania Avenue, N.W., 6th Floor

Washington, D.C. 20004

(202) 793-5300

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

WE ARE NOT ASKING YOU FOR A PROXY, YOU ARE REQUESTED NOT TO SEND US A PROXY AND ACCORDINGLY NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION STATEMENT. EXISTING STOCKHOLDERS WILL RETAIN THEIR EXISTING COMMON STOCK.

ABOUT THIS INFORMATION STATEMENT

This Information Statement is being furnished to the stockholders of FiscalNote Holdings, Inc., a Delaware corporation (the “Company”, “we”, “our” or “us”), as of August 25, 2025 (the “Record Date”).

We hereby advise such stockholders of record on the Record Date that on September 4, 2025, certain stockholders of the Company (collectively, the “Consenting Stockholders”), which, as of the Record Date, collectively held approximately 25.0% of the Company’s outstanding Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), and 100% of our Class B common stock, $0.0001 par value per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), or approximately 66.9% of the voting power of our outstanding Common Stock as of the Record Date, approved by written consent in lieu of a special meeting, in accordance with Section 228 of the Delaware General Corporation Law (“DGCL”) and Article XI of the Company’s Certificate of Incorporation, as amended (the “Charter”):

1.

The issuance of more than 19.99% of our outstanding Common Stock (“Action No. 1”), as required by and in accordance with Section 312.03(c) of the New York Stock Exchange’s (“NYSE”) Continued Listing Manual (the “NYSE 19.99% Rule”), if and to the extent required, pursuant to that certain 7.50% Senior Subordinated Convertible Promissory Note Due November 13, 2029 issued by the Company on August 12, 2025 to GPO FN Noteholder, LLC (“GPO”) in the aggregate principal amount of approximately $25.4 million (the “GPO Note”); and

2.

The issuance of more than 19.99% of our outstanding Common Stock, as required by and in accordance with the NYSE 19.99% Rule (“Action No. 2” and together with Action No. 1, the “Actions”), if and to the extent required, pursuant to those certain convertible debentures issued by the Company to YA II PN, Ltd. (the “YA II”) in the aggregate principal amount of $33.3 million (the “Convertible Debentures”).

The Consenting Stockholders, who beneficially own, as of the Record Date, an aggregate of 3,425,412 shares of our Class A Common Stock and 690,909 shares of our Class B Common Stock, or approximately 66.9% of the voting power of our outstanding Common Stock as of the Record Date, approved the Actions by written consent in lieu of a special meeting on September 4, 2025, in accordance with the DGCL and our Charter. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Actions.

The Record Date for determining stockholders entitled to receive this Information Statement is August 25, 2025. As of the close of business on the Record Date, we had 14,366,708 shares of Common Stock outstanding and entitled to vote on the matters acted upon in the action by written consent of our Consenting Stockholders, consisting of 13,675,799 shares of Class A Common Stock and 690,909 shares of Class B Common Stock.

All share and per share information presented herein, including the Conversion Price and the Floor Price (each as defined below), reflect the 1-for-12 reverse stock split of the Common Stock, which became effective on August 29, 2025 at 4:30 p.m. Eastern Time.

Pursuant to Section 228 of the DGCL, we are required to provide prompt notice of the taking of the corporate actions described above without a meeting of stockholders to all stockholders who did not consent in writing to the Actions. This Information Statement serves as the notice required by Section 228 of the DGCL.

In accordance with the rules and regulations of the Securities and Exchange Commission (“SEC”), the Actions will not become effective until at least 20 calendar days after we send this Information Statement to our stockholders of record as of the Record Date.

THIS INFORMATION STATEMENT IS FIRST BEING SENT OR GIVEN ON OR ABOUT SEPTEMBER 19, 2025 TO THE HOLDERS OF OUR COMMON STOCK AS OF AUGUST 25, 2025 AND IS BEING DELIVERED TO INFORM YOU OF THE CORPORATE ACTIONS DESCRIBED HEREIN BEFORE SUCH ACTIONS TAKE EFFECT IN ACCORDANCE WITH RULE 14C-2 OF THE SECURITIES EXCHANGE ACT OF 1934 (THE “EXCHANGE ACT”).

WE ARE NOT ASKING YOU FOR A PROXY, YOU ARE REQUESTED NOT TO SEND US A PROXY AND ACCORDINGLY NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION STATEMENT. EXISTING STOCKHOLDERS WILL RETAIN THEIR EXISTING COMMON STOCK.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

ACTION NO. 1

APPROVAL OF THE ISSUANCE OF MORE THAN 19.99% OF OUR OUTSTANDING COMMON STOCK PURSUANT TO THE GPO NOTE, IF REQUIRED

Background

On August 5, 2025, we entered into a series of related transactions providing for a comprehensive realignment of our balance sheet, including the refinancing of the Company’s senior credit facility with the establishment of a new, $75 million senior secured term loan (the “2025 Term Loan”), proceeds from which, together with cash on hand, were used to retire our previously reported senior term loan in its entirety and repay certain of our outstanding subordinated convertible promissory notes. In addition, in conjunction with the establishment of the 2025 Term Loan, we entered into that certain Redemption and Exchange Agreement, dated August 5, 2025, with GPO (the “Redemption and Exchange Agreement”), pursuant to which we extended the maturity of approximately $25.4 million in principal amount of senior subordinated debt by issuing the GPO Note to GPO in exchange for and cancellation of a similar convertible note that had been scheduled to mature in 2028.

The terms of the GPO Note and the Redemption and Exchange Agreement pursuant to which it was issued were previously reported by the Company in its Current Report on Form 8-K filed with the SEC on August 6, 2025.

Pursuant to applicable rules of NYSE, stockholder approval of Action No. 1 was sought to ensure that the Company could perform its obligations under the GPO Note to issue Interest Shares, Conversion Shares and Installment Shares (each, as defined below) if and when required.

•

Interest Shares. The New Note bears interest at a rate of 7.50% per annum payable quarterly in arrears, in cash or, provided no event of default is then occurring under the GPO Note, freely tradeable shares of Class A Common Stock (“Interest Shares”), at the Company’s option, with the value per share determined with reference to the trailing 30-day volume weighted average trading price (“VWAP”) prior to the interest payment date.

•

Conversion Shares. At any time prior to the maturity date, the Holder will be entitled to convert all or any portion of the principal amount of the GPO Note and accrued interest thereon into shares of Class A Common Stock at an initial conversion price of $82.92 per share (the “Conversion Price”). The Conversion Price will be subject to customary anti-dilution adjustments for stock splits and similar transactions and, subject to standard exceptions, weighted average anti-dilution protection for issuances below the then-prevailing Conversion Price.

•

Installment Shares. Under the terms of the GPO Note, the Company is required to make quarterly installment payments of $2 million of the outstanding principal beginning April 1, 2026 (each, an “Installment Date”) in the form of freely tradeable shares of Class A Common Stock (the “Installment Shares”), cash, or a combination thereof. Installment Shares shall be issued at a price equal to the lowest of (i) the then-effective Conversion Price under the GPO Note, (ii) 95% of the VWAP of the Class A Common Stock over the ten (10) trading days immediately preceding the applicable Installment Date and (iii) 95% of the VWAP of the Class A Common Stock over the trading days occurring within the ninety (90) calendar day period immediately preceding the applicable Installment Date.

NYSE Limitation

Section 312.03(c) of the NYSE Listing Manual (the “NYSE 19.99% Rule”) requires, subject to certain exceptions, stockholder approval prior to the issuance of common stock, or securities convertible into or exercisable for common stock, if any transaction, or series of related transactions, would result in the issuance of (i) common stock with voting power in excess of 19.99% or (ii) a number of shares of common stock in excess of 19.99% of the number of shares of common stock outstanding before the issuance (the “19.99% Limitation”).

The issuance of the Interest Shares, the Conversion Shares, and/or the Installment Shares could exceed the 19.99% Limitation and the issuance of such shares does not fit within any exceptions to the NYSE 19.99% Rule, including with respect to an issuance of shares at or above the “Minimum Price” as defined thereunder. Accordingly, to comply with the NYSE 19.99% Rule, on August 22, 2025, the board of directors of the Company (the “Board”) unanimously approved Action No. 1 and recommended Action No. 1 for approval by our stockholders. On September 4, 2025, the Company obtained stockholder approval of the issuance of shares of our Class A Common Stock in excess of the 19.99% Limitation pursuant to the GPO Note, if required.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any interest that differs from our stockholders with regard to this Action No. 1.

Action by Written Consent; No Further Vote Required

Pursuant to Section 228 of the DGCL and in accordance with our Charter, prior to the date on which the issued and outstanding shares of Class B Common Stock represents less than 50% of the total voting power of the then outstanding shares of capital stock of the Company that would then be entitled to vote in the election of directors at an annual meeting of stockholders (the “Voting Threshold Date”), any action required or permitted to be taken at any annual or special meeting of stockholders of the Company may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of the outstanding Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

The Company elected to obtain stockholder approval of the issuance of shares of our Common Stock in excess of the 19.99% Limitation pursuant to the GPO Note by written consent of the Consenting Stockholders, which, in accordance with our Charter and our Bylaws, required the affirmative approval of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class. As the requisite stockholder approval has been received, all corporate approvals by or on behalf of the Company required for the approval of this Action No. 1 have been obtained and no further votes are needed. Accordingly, as set forth in the GPO Note, following 20 calendar days after we send this Information Statement to our stockholders of record as of the Record Date, the 19.99% Limitation will no longer apply to the GPO Note and the Company may issue shares of Class  A Common Stock in excess of the 19.99% Limitation pursuant to the GPO Note, if required.

Dissenter’s Rights

None of the DGCL, our Charter or our Bylaws provides holders of our Common Stock with dissenters’ or appraisal rights in connection with this Action No. 1.

ACTION NO. 2

APPROVAL OF THE ISSUANCE OF MORE THAN 19.99% OF OUR OUTSTANDING COMMON STOCK PURSUANT TO CONVERTIBLE DEBENTURES, IF REQUIRED

Background

In connection with the refinancing and the establishment of the 2025 Term Loan described above, on August 5, 2025, we entered into that certain Securities Purchase Agreement with YA II (the “Purchase Agreement”), pursuant to which YA II agreed to purchase the Convertible Debentures, in an aggregate principal amount of up to $33.3 million, of which (i) $21 million was issued on August 12, 2025 and (ii) $12.3 million was issued on September 11, 2025.

The terms of the Convertible Debentures and the Redemption and Exchange Agreement pursuant to which they were issued were previously reported by the Company in its Current Reports on Form 8-K filed with the SEC on August 6, 2025 and September 11, 2025.

Pursuant to applicable rules of NYSE and the Purchase Agreement, stockholder approval of Action No. 2 was sought to ensure that the Company could perform its obligations under the Purchase Agreement and the Convertible Debentures to issue Debenture Conversion Shares (as defined below) in excess of the 19.99% Limitation, if and when required.

Under the terms of the Convertible Debentures, at any time prior to maturity, YA II is entitled to convert any portion of the principal amount of the Convertible Debentures and accrued interest thereon into shares (the “Debenture Conversion Shares”) of the Class A Common Stock at the Debenture Conversion Price. The “Debenture Conversion Price” equals 94% of the lowest daily VWAP during the five trading days prior to the conversion date, but in no event shall the Debenture Conversion Price be lower than the Floor Price then in effect. The “Floor Price” is initially $0.8884 per share. In the event the daily VWAP is less than the Floor Price then in effect for any five trading days during a period of seven consecutive trading days, then the Company will be required to either make certain amortizing payments to YA II if permitted to do so or provide notice that it is reducing the Floor Price to no more than 75% of the closing price on the trading day immediately prior to such notice.

NYSE Limitation

The NYSE 19.99% Rule requires, subject to certain exceptions, stockholder approval prior to the issuance of common stock in excess of the 19.99% Limitation. The issuance of the Debenture Conversion Shares could exceed the 19.99% Limitation and the issuance of such shares does not fit within any exceptions to the NYSE 19.99% Rule, including with respect to shares issued at or above the “Minimum Price” as defined thereunder.

Accordingly, to comply with the NYSE 19.99% Rule, on August 22, 2025, the Board unanimously approved Action No. 2 and recommended Action No. 2 for approval by our stockholders. On September 4, 2025, the Company obtained stockholder approval to issue shares of our Class A Common Stock in excess of the 19.99% Limitation, if required.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any interest that differs from our stockholders with regard to this Action No. 2.

Action by Written Consent; No Further Vote Required

Pursuant to Section 228 of the DGCL and in accordance with our Charter, prior to the Voting Threshold Date, any action required or permitted to be taken at any annual or special meeting of stockholders of the Company may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of the outstanding Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

The Company elected to obtain stockholder approval to issue shares of our Class A Common Stock in excess of the 19.99% Limitation pursuant to the Convertible Debentures, if required, by written consent of the Consenting Stockholders, which, in accordance with our Charter and our Bylaws, required the affirmative approval of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class. As the requisite stockholder approval has been received, all corporate approvals by or on behalf of the Company required for the approval of this Action No. 2 have been obtained and no further votes are needed. Accordingly, as set forth in the Convertible Debentures, following 20 calendar days after we send this Information Statement to our stockholders of record as of the Record Date, the 19.99% Limitation will no longer apply to the Convertible Debentures and the Company may issue shares of Class A Common Stock in excess of the 19.99% Limitation pursuant to the Convertible Debentures, if required.

Dissenter’s Rights

None of the DGCL, our Charter or our Bylaws provides holders of our Common Stock with dissenters’ or appraisal rights in connection with this Action No. 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information, as of September 2, 2025, concerning the beneficial ownership of our Common Stock by: (i) each person we know to be the beneficial owner of more than five percent (5%) of our Common Stock; (ii) each of our current directors; (iii) each of our named executive officers; and (iv) all current directors and executive officers as a group. Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of our Common Stock is based on 14,366,708 shares of our Common Stock issued and outstanding as of September 2, 2025, which consists of 13,675,799 shares of Class A Common Stock and 690,909 shares of Class B Common Stock.

Unless otherwise indicated in the footnotes to the table below, and subject to applicable community property laws, the Company believes that all persons named in the table below have sole voting and investment power with respect to their beneficially owned shares of Common Stock.

	Class A Common Stock	Class B Common Stock	% of Total Common Stock	% of Total Voting Power(1)
Directors and Named Executive Officers of FiscalNote(2)
Timothy Hwang(3)	409,389	592,385	6.8%	48.7%
Gerald Yao(4)	20,971	98,524	*	8.0%
Key Compton(5)	38,317	—	*	*
Manoj Jain(6)	3,611,021	—	23.2%	11.2%
Keith Nilsson(7)	874,580	—	6.1%	2.8%
Anna Sedgley(8)	27,603	—	*	*
Brandon Sweeney(9)	38,410	—	*	*
Josh Resnik(10)	80,624	—	*	*
Jon Slabaugh(11)	44,842	—	*	*
All Directors and Executive Officers of FiscalNote as a Group (10 Individuals)	5,162,870	690,909	36.7%	68.9%
5% Beneficial Owners of FiscalNote
Sponsor, Maso Capital Investments Limited, Blackwell Partners LLC – Series A and Star V Partners, LLC(12)	3,588,047	—	23.1%	11.2%

*	Represents less than 1%
(1)

Percentage of total voting power represents voting power with respect to all shares of our Class A Common Stock and our Class B Common Stock, as a single class. Each share of our Class B Common Stock is entitled to 25 votes and each share of our Class A Common Stock is be entitled to one vote.

(2)	Unless indicated otherwise, the business address of each of these stockholders is 1201 Pennsylvania Avenue NW, 6th Floor, Washington, D.C. 20004.
(3)

Reflects (i) 106,108 shares of Class A Common Stock held by Timothy T. Hwang, as Trustee of the Timothy T. Hwang Revocable Trust, originally dated January 10, 2019 (“Hwang Trust”), over which Mr. Hwang has sole voting and dispositive power; (ii) 592,385 shares of Class B Common Stock held by Timothy T. Hwang, as Trustee of the Hwang Trust, over which Mr. Hwang has sole voting and dispositive power; (iii) 4,109 shares of Class A Common Stock held by Mr. Hwang; (iv) 279,306 shares of Class A Common Stock over which the Hwang Trust has the right to acquire sole voting and dispositive power upon the exercise of options exercisable as of or within 60 days; and (v) 19,866 shares of Class A Common Stock over which the Hwang Trust has the right to acquire sole voting and dispositive power upon the settlement of restricted stock units vesting as of or within 60 days.

(4)

Reflects (i) 8,165 shares of Class A Common Stock held by the Gerald Yao Revocable Trust, dated January 10, 2019 (“Yao Trust”), over which Mr. Yao is trustee and in such capacity holds sole voting and dispositive power; (ii) 92,832 shares of Class B Common Stock held by the Yao Trust, over which Mr. Yao is trustee and in such capacity holds sole voting and dispositive power; (iii) 5,692 shares of Class B Common Stock held by Mr. Yao; (iv) 11,913 shares of Class A Common Stock over which the Yao Trust has the right to acquire sole voting and dispositive power upon the exercise of options exercisable as of or within 60 days; and (v) 893 shares of Class A Common Stock over which the Yao Trust has the right to acquire sole voting and dispositive power upon the settlement of restricted stock units vesting as of or within 60 days.

(5)

Reflects (i) 22,589 shares of Class A Common Stock held by Mr. Compton; (ii) 15,336 shares of Class A Common Stock beneficially owned by Global Public Offering Master Fund, L.P. (“GPO Master Fund”); and (iii) 122 shares of Class A Common Stock beneficially owned by Urgent Capital LLC (“Urgent Capital”). Global Public Offering Fund GP, LLC (“GPO Fund”) is the general partner of GPO Master Fund. Mr. Compton is a managing director of Urgent International Inc. (“Urgent”), which is the owner and operator of GPO Master Fund and its affiliated entities and the investment advisor for GPO Master Fund and the owner and operator of Urgent Capital. As such, Mr. Compton may be deemed to have voting and dispositive power over the shares held by GPO Master Fund and Urgent Capital. The address for GPO Master Fund and Urgent Capital is c/o Urgent International Inc., 420 Lexington Avenue, Suite 1402, New York, New York 10170.

(6)	Reflects 22,974 shares of Class A Common Stock held by Mr. Jain and (ii) shares of Class A Common Stock held by affiliates described in footnote (12) below.
(7)

Reflects (i) 62,406 shares of Class A Common Stock held by Mr. Nilsson; (ii) 176,929 shares of Class A Common Stock beneficially owned by Xplorer Capital Fund III L.P. (“Xplorer”); (iii) 187,500 shares of Class A Common Stock beneficially owned by XC FiscalNote-B, LLC (“XC-B”); (iv) 25,132 shares of Class A Common Stock beneficially owned by Xplorer Capital (“Capital”); (v) 396,065 shares of Class A Common Stock beneficially owned by Xplorer Capital Continuation Fund I, LLC (“XC Continuation I”); and (vi) 26,548 shares of Class A Common Stock beneficially owned by XC FiscalNote-C, LLC (“XC-C”). Mr. Nilsson is managing partner of Xplorer and Capital and may be deemed to have voting and dispositive power over the shares held by Xplorer and Capital. Mr. Nilsson is managing director of XC-A, XC-B XC-C, and XC Continuation I and may be deemed to have voting and dispositive power over the shares. The address for each of these entities is 1300 El Camino Real, Suite 100, Menlo Park, California 94025.

(8)	Reflects 27,603 shares of Class A Common Stock held by Ms. Sedgley.
(9)

Reflects (i) 33,465 shares of Class A Common Stock held by Mr. Sweeney; and (ii) 4,945 shares of Class A Common Stock over which Mr. Sweeney has the right to acquire sole voting and dispositive power upon the exercise of options exercisable as of or within 60 days.

(10)

Reflects (i) 35,614 shares of Class A Common Stock held by Mr. Resnik; (ii) 41,237 shares of Class A Common Stock over which Mr. Resnik has the right to acquire sole voting and dispositive power upon the exercise of options exercisable as of or within 60 days; and (iii) 3,773 shares of Class A Common Stock over which Mr. Resnik has the right to acquire sole voting and dispositive power upon the settlement of restricted stock units vesting as of or within 60 days.

(11)

Reflects (i) 17,344 shares of Class A Common Stock held by Mr. Slabaugh; (ii) 24,521 shares of Class A Common Stock over which Mr. Slabaugh has the right to acquire sole voting and dispositive power upon the exercise of options exercisable as of or within 60 days; and (iii) 2,977 shares of Class A Common Stock over which Mr. Slabaugh has the right to acquire sole voting and dispositive power upon the settlement of restricted stock units vesting as of or within 60 days.

(12)

Of the 3,588,047 shares of Class A Common Stock, 50,520 shares of Class A Common Stock are held by Duddell Street Holdings Limited (the “Sponsor”), 504,475 shares of Class A Common Stock, of which 216,948 are issuable upon exercise of warrants within 60 days, are held by Maso Capital Investments Limited (the “MCIL”), 2,172,962 shares of Class A Common Stock, of which 685,064 are issuable upon exercise of warrants within 60 days, are held by Blackwell Partners LLC-Series A (“BW”) and 860,090 shares of Class A Common Stock, of which 276,558 are issuable upon exercise of warrants within 60 days, are held by Star V Partners LLC (“SV”). Maso Capital Offshore Limited (“MCOL”) is the sole member and manager of the Sponsor and has voting and investment discretion with respect to the common shares held of records by the Sponsor. Maso Capital Partners Limited (“MCPL”) is the investment manager of each of MCIL, BW and SV and has voting and investment discretion with respect to the common shares held of record by those entities. Manoj Jain, Sohit Khurana and Allan Finnerty are the directors of MCOL and Manoj Jain and Sohit Khurana are the directors of MCPL, and may be deemed to have shared voting and dispositive power over the shares. Each such person disclaims any beneficial ownership of such shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. Accordingly, all of the shares held by our Sponsor may be deemed to be beneficially held by Maso Capital Offshore Limited. With the exception of BW and SV, the business address of each of these stockholders is 8/F Printing House, 6 Duddell Street, Hong Kong. The business address of BW is 280 South Magnum Street, Suite 210, Durham, North Carolina 27701. The business address of SV is 2100 West End Ave., Suite 1000, Nashville, Tennessee 37203.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement and other documents referenced herein contain certain statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The words “anticipate,” “expect,” “believe,” “goal,” “plan,” “intend,” “estimate,” “may,” “will,” and similar expressions and variations thereof are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Those statements appear in this Information Statement and the documents referenced herein and include statements regarding the intent, belief or current expectations of the Company and management that are subject to known and unknown risks, uncertainties and assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed in or implied by such forward-looking statements. More information about the risks we face is described under the section titled “Risk Factors” in our Annual Report on Form 10-K for the year ending December 31, 2024 (the “Annual Report”) and any subsequently filed Quarterly Report on Form 10-Q (“Quarterly Reports”).

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur or may not occur within the anticipated time frame and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events or otherwise.

HOUSEHOLDING

In some cases, only one copy of the Information Statement is being delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. Upon written or oral request, the Company will promptly deliver a separate copy of this document to a stockholder at a shared address to which a single copy has been delivered. A stockholder can notify the Company at the address indicated below if the stockholder wishes to receive separate copies in the future. In addition, stockholders sharing an address who are currently receiving multiple copies may also notify the Company at such address if they wish to receive only a single copy. Direct your written request to FiscalNote Holdings, Inc., 1201 Pennsylvania Avenue, N.W., 6th Floor, Washington, D.C. 20004 or contact the Company by phone at (202) 793-5300.

WHERE YOU CAN FIND MORE INFORMATION

As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements, and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. The address of our website is www.fiscalnote.com.

We will provide, upon request and without charge, to each stockholder receiving this Information Statement a copy of the Annual Report and our Quarterly Reports for the subsequent periods, in each case, including the financial statements and financial statement schedule information included therein, as filed with the SEC and any other documents filed with the SEC. You are encouraged to review the Annual Report and Quarterly Reports together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting FiscalNote Holdings, Inc., 1201 Pennsylvania Avenue, N.W., 6th Floor, Washington, D.C. 20004.

This Information Statement has been approved by the Board and is being mailed or delivered to stockholders by its authority.

By order of the Board of Directors,
/s/ Todd Aman
Todd Aman
Chief Legal & Administrative Officer

September 19, 2025